Exhibit 10.20
                                                                -------------

                                       FORM OF
                                       -------
                              1992 STOCK INCENTIVE PLAN
                              -------------------------
                           INCENTIVE STOCK OPTION AGREEMENT
                           --------------------------------
                               Awarded on June 11, 1996
                               ------------------------

       Healthplex, Inc., a Delaware corporation (the "Company"), has granted to
              (the "Grantee") an option (the "Option") to purchase
     --------                                                      ------------
     shares (the "Shares") of the Company's Common Stock, par value $.001 per
     share, for a total purchase price (the "Option Price") of        per Share;
                                                              -------
     provided that such Option Price shall not be less than the fair market value of the shares of Common Stock of the Company on the date the Option was granted; and provided, further, that if the Grantee is the holder of 10% or more of the total combined voting power of all classes of stock of the Company or its subsidiaries (a "10% Owner"), then the Option Price is not less than 110% of the fair market value of the shares at the time the Option is granted.2/ The Option has been granted pursuant to the Healthplex, Inc. 1992 Stock Incentive Plan (the "Plan") and shall include and be subject to all provisions of the Plan, which are hereby incorporated herein by reference, and shall be subject to the following provisions of this Agreement:

       1.      Term.  The Option shall be exercisable at any time on or after
               ----
     June 11, 1996 and prior to June 11, 2001; provided, however, that in no event shall the Option be exercisable more than ten years after the date of grant or more than five years after the date of grant if the Grantee is a 10% Owner.

       2.      Method of Exercise.  At any time when the Option is exercisable
               ------------------
     under the Plan and this Agreement, the Option shall be exercisable from time to time by written notice to the Incentive Committee (the "Committee") which shall:

               a. state that the option is thereby being exercised, the number of Shares with respect to the Option is being exercised, each person in whose name any certificates for the Shares should be registered and his or her address and social security number;

               b. be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by anyone other than the Grantee, be accompanied by proof

     ---------------------
     2/        The  Grantee is  a holder of  10% or  more of the  total combined voting power of all classes of stock of the Company or its Subsidiaries. Accordingly, the Option Price for the Option granted hereunder is 110% of the fair market value of the shares at the time the Option was granted, or per Share, and the Option shall expire at midnight June 10, 2001.
     --------
                    satisfactory to counsel for the Company of the right of such person or persons to exercise the Option under the Plan and all applicable laws and regulations; and

               c. contain such representations and agreements with respect to the investment intent of such person or persons in form and substance satisfactory to counsel for the Company.

       Notwithstanding the foregoing, the aggregate value of shares of the Company's Common Stock (valued at the Option Price) as to which the Option shall be exercisable for the first time in any calendar year shall not exceed $100,000.

       3.      Payment of Price.  Upon exercise of the Option with respect to
               ----------------
     any of the Shares as described above, the Company shall deliver a certificate or certificates for those Shares to the specified person or persons upon receipt of the full purchase price for those Shares: (i) by certified or bank cashier's check, or (ii) in the discretion of the Committee, by delivery of Shares with a fair market value equal to the Option Price allocable to the portion of the Option exercised at the time of exercise, or (iii) by a combination of the two preceding methods.

       4.      Transferability.  The Option shall not be transferable by the
               ---------------
     Grantee other than by will or by the laws of descent and distribution. During the lifetime of the Grantee, the Option shall be exercisable (subject to any other applicable restrictions on exercise) only by the Grantee for his or her own account. Upon the death of the Grantee, the Option shall be exercisable (subject to any other applicable restrictions on exercise) only by the executor or administrator of the Grantee's estate.

       5.      Termination of Relationship.  If the Grantee ceases to be an
               ---------------------------
     officer or employee of the Company or any of its subsidiary or affiliate corporations by reason of his or her death, disability, retirement, resignation, replacement or any other reason (other than discharge for cause or resignation without the written consent of the company or the employer subsidiary or affiliate), then the Option or any unexercised portion of the Option which otherwise is exercisable shall terminate unless it is exercised within the three months after the date that the Grantee ceases to be an officer or employee (but in no event after expiration of the original term of the Option); provided that, if the Grantee ceases to be such an officer or employee by reason of the Grantee's death, then the three-month period shall instead be a six-month period; and provided, further, that if the Grantee ceases to be such an officer or employee by reason of the Grantee's disability, then the three-month period shall instead be a one-year period. Upon the discharge of the Grantee for cause or resignation without the written consent of the Company or the employer subsidiary or affiliate, the Option shall immediately lapse.

       6.      Treatment as Incentive Stock Option.  The Option shall be treated
               -----------------------------------
     as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended.

       7.      Restrictions on Exercise.  (a)  The Option is subject to all
               ------------------------
     restrictions in this Agreement or in the Plan, including without limitation the restrictions set forth in Section 7 of the Plan. As a condition of any exercise of the Option, the Company may require the Grantee or his or her successor to make any representation and warranties to the Company as may be necessary to comply with any applicable law or regulation or to confirm to the Company as may be necessary any factual matters reasonably requested by counsel for the Company.

       (b) Notwithstanding anything to the contrary contained in this Agreement or in the Plan, this Option may only be exercised upon (i) a Change of Control of the Company, (ii) the sale of all or substantially all of the assets of the Company to an entity which is not an Affiliate (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of the Company, or (iii) the merger or consolidation of the Company with or into an entity which is not an Affiliate of the Company whereupon the Company is not the surviving entity. For purposes of this Agreement, a "Change of Control of the Company" shall be deemed to have occurred if any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined in Rule 12b-2 promulgated under the Exchange Act) of such person, but excluding (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, (ii) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company, (iii) the Company or any subsidiary of the Company, or (iv) a person who, as of the date hereof, is a 10% Owner of the Company (as defined above), is or becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange
     Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding common stock.

       8.      Adjustment of Option Price.  Pursuant to the terms of the Plan,
               --------------------------
     the Option Price may be adjusted by the Committee or by the Board of Directors in the event of any change in the outstanding shares of Common Stock by reason of stock splits, stock dividends or any other increase or reduction of the number of outstanding shares of Common Stock without receiving consideration in the form of money, services or property or any other recapitalization or merger, consolidation or other reorganization of the Company.

       9.      Option Plan.  The Grantee agrees to be bound by all of the terms
               -----------
     and conditions of the Plan, as the same may be amended from time to time in accordance with the terms thereof, and, in the case of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall govern. Pursuant to the Plan, the Committee, or, in the absence thereof, the Board of Directors, is vested with final authority to interpret and construe the terms of the Plan, the options granted thereunder and this Agreement and is authorized to adopt rules and regulations for administering the Plan. A copy of the Plan in its present form is available for inspection during business hours by the Grantee or other persons entitled to exercise the Option at the Company's executive offices.

       10.     Governing Law.  This Agreement shall be construed and enforced in
               -------------
     accordance with, and governed by, the laws of the State of New York.

                                        HEALTHPLEX, INC.


                                        By:
                                           --------------------
                                        Name:
                                        Title:

     DATE OF GRANT:    June 11, 1996
                    ------------------

                               ACCEPTANCE OF AGREEMENT
                               -----------------------


       The Grantee hereby: (a) acknowledges receiving a copy of the Plan and represents that he/she is familiar with all provisions of the Plan; and (b) accepts this Agreement and the Option granted to him/her under this Agreement, subject to all provisions of the Plan and this Agreement.



                                        -----------------------------
                                        Grantee's Signature



                                        -----------------------------
                                        Grantee's Social Security No.